UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 22, 2004
(Date of earliest event reported)

USF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19791	36-3790696
(State or other jurisdiction of		(IRS Employer Identification
incorporation or organization)	(Commission File No.)	Number)

8550 West Bryn Mawr Avenue, Suite 700, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

(773) 824-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Press Release

Item 2.02. Results of Operations and Financial Condition

On October 22, 2004, USF Corporation (the “Company”) reported its results for the Third Quarter of 2004 ending October 2, 2004. The Company issued a press release, the text of which is set forth in Exhibit 99.1 hereto. Pursuant to General Instructions B.2 of Form 8-K, this information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits:

Exhibit No.	Description

99.1	News Release, dated October 22, 2004*

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

USF CORPORATION
	By:	/s/ Thomas E. Bergmann
Thomas E. Bergmann
Date: October 21, 2004		Executive Vice President & Chief Financial Officer (Principal Financial Officer)